UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2006

WITS BASIN PRECIOUS MINERALS INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota (State or Other Jurisdiction of Incorporation)	1-12401 (Commission File Number)	84-1236619 (IRS Employer Identification No.)

80 South 8th Street, Suite 900 Minneapolis, Minnesota		55402-8773
(Address of Principal Executive Offices)		(Zip Code)

612.349.5277
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 13, 2006, the Registrant’s Board of Directors (the “Board”) approved the amendment of its 1999 Employee Stock Option Plan (the “1999 Plan”) to increase the shares reserved under the 1999 Plan from 4,250,000 to 6,250,000 shares.

The foregoing is qualified in its entirety by reference to the 1999 Plan, as amended, which is being filed as Exhibit 10.1 to this Current Report on Form 8-K; and such exhibit is incorporated herein by reference.

Item 5.02(c). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 15, 2006, Dr. Clyde L. Smith (“Dr. Smith”), executed an offer of employment letter (the “Offer Letter”) accepting the position of President with the Registrant. Dr. Smith will receive an annual salary of $120,000 U.S. and received option agreements, vesting over five (5) years, to purchase up to an aggregate of Two Million (2,000,000) shares of the Registrant’s common stock, with exercise price of $0.31 per share.

Since 1970, Dr. Smith, age 69, has been sole owner and operator of CL Smith Consultants, an independent geological consulting firm.

The foregoing is qualified in its entirety by reference to the Offer Letter, which is being filed as Exhibit 10.2 to this Current Report on Form 8-K; and such exhibit is incorporated herein by reference. In addition, the Registrant is attaching as Exhibit 99.1 a Press Release dated September 18, 2006, with respect to the appointment of Dr. Smith, which is incorporated herein by reference.

In connection with Dr. Smith’s acceptance of employment, the Registrant’s Board elected the following individuals to serve in the following positions of the Registrant:

H. Vance White	Chairman of the Board
Stephen D. King	Chief Executive Officer
Clyde L. Smith	President

Item 9.01.   Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description of Document
10.1	Wits Basin Precious Minerals Inc 1999 Employee Stock Option Plan (amended as of September 13, 2006).
10.2	Offer Letter dated September 14, 2006, by and between the Registrant and Dr. Clyde L. Smith.
99.1	Press release dated September 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wits Basin Precious Minerals Inc.

Date: September 18, 2006	By:	/s/ Mark D. Dacko
Mark D. Dacko
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Document
10.1	Wits Basin Precious Minerals Inc 1999 Employee Stock Option Plan (amended as of September 13, 2006).
10.2	Offer Letter dated September 14, 2006, by and between the Registrant and Dr. Clyde L. Smith.
99.1	Press release dated September 18, 2006.